UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2010

CHINA PHARMA HOLDINGS, INC.
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 (Exact name of Registrant as specified in charter)

Delaware	001-34471	73-1564807
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

Second Floor, No. 17, Jinpan Road
Haikou, Hainan Province, China                  570216
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: +86 898-6681-1730

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ]           Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange   Act   (17CFR240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders

On December 22, 2010, China Pharma Holdings, Inc. (the “Company”) held its annual shareholders meeting.  At the meeting, the only proposal submitted to a vote of the shareholders of the Company was to approve the 2010 Long-Term Incentive Plan.

The shareholders approved the 2010 Long-Term Incentive Plan. The number of votes cast for and against the proposal and the number of abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
24,790,592	2,469,164	72,867	-

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2010

CHINA PHARMA HOLDINGS, INC.

By:	/s/ Zhilin Li
Zhilin Li,
President and Chief Executive Officer